UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2016

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33500	98-1032470
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Fourth Floor, Connaught House, One Burlington Road, Dublin 4, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 011-353-1-634-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The information in this Current Report on Form 8-K/A amends material previously filed with the Securities and Exchange Commission (the “SEC”).

Item 7.01 Regulation FD Disclosure.

Jazz Pharmaceuticals plc (“Parent”) is furnishing, as Exhibit 99.2 to this Current Report on Form 8-K/A, a revised investor presentation, dated May 31, 2016 (the “Investor Presentation”), that was initially attached as Exhibit 99.2 to Parent’s Current Report on Form 8-K, dated May 31, 2016 (the “Original Filing”). The Investor Presentation attached as Exhibit 99.2 to the Original Filing contained certain errors on slide 24 of the Investor Presentation. The sole purpose of this Current Report on Form 8-K/A is to provide the revised Investor Presentation, which has been revised to provide the corrected slide 24. No other changes have been made to the Original Filing. The Investor Presentation related to the Agreement and Plan of Merger entered into on May 27, 2016 (the “Merger Agreement”), by and among Parent, Plex Merger Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Purchaser”), and Celator Pharmaceuticals, Inc., a Delaware corporation (the “Target”), pursuant to which Parent, through Purchaser, will commence a cash tender offer (the “Offer”) to acquire all of the outstanding shares of the Target’s common stock, par value $0.001 per share, for $30.25 per share net to the seller in cash, without interest, on the terms and subject to the conditions set forth in the Merger Agreement.

The information in this Item 7.01 and in Exhibit 99.2 to this Current Report on Form 8-K/A shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in Exhibit 99.2 to this Current Report on Form 8-K/A shall not be incorporated by reference into any filing with the SEC made by Parent whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Additional Information

The Offer has not yet commenced, and this communication is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of the Target or any other securities. On the commencement date of the Offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the SEC by the Purchaser and a Solicitation/Recommendation Statement on Schedule 14D-9 will be filed with the SEC by the Target. The offer to purchase shares of the Target’s common stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE OFFER, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The tender offer statement will be filed with the SEC by Purchaser, and the solicitation/recommendation statement will be filed with the SEC by the Target. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the Offer, which will be named in the tender offer statement.

Forward-Looking Statements

This communication contains forward-looking statements regarding Parent and the Target, including, but not limited to, statements related to the anticipated consummation of the tender offer for the Target common stock and the timing and benefits thereof, estimated future financial results and impacts, regulatory filings and the performance of VYXEOSTM, future commercial and pipeline opportunities, and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to Parent’s ability to complete the tender offer on the proposed terms and schedule, including risks and uncertainties related to the satisfaction of closing conditions; the possibility that competing offers will be made; risks associated with business combination transactions, such as the risk that the acquired business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the combined company, including uncertainty of the expected future regulatory filings, financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the possibility that if Parent does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Parent’s ordinary shares could decline; the difficulty and uncertainty of pharmaceutical product development; the inherent uncertainty associated with the regulatory approval process, including the risk that regulatory approval for VYXEOS in the U.S. may not be obtained in a timely manner or at all; the combined company’s ability to effectively commercialize its product candidates, including the need to establish pricing and reimbursement support; and those other risks detailed under the caption “Risk Factors” and elsewhere in Parent’s and the Target’s SEC filings and reports, including in Parent’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 and the Target’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, each of which is filed with the SEC, and future filings and reports by either company. Neither Parent nor the Target undertakes any duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.2	Investor Presentation, dated May 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2016	JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

	By:	/s/ Matthew P. Young
Matthew P. Young
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.2	Investor Presentation, dated May 31, 2016.